Exhibit (a)(113)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), by unanimous written consent on July 25, 2025, adopted resolutions which:

(a) authorized the elimination of one (1) portfolio of common stock of the Corporation, consisting of seven (7) classes, designated as Next Gen Emerging Markets Portfolio – Class I, Next Gen Emerging Markets Portfolio – Class A, Next Gen Emerging Markets Portfolio – Class L, Next Gen Emerging Markets Portfolio – Class R6, Next Gen Emerging Markets Portfolio – Class C, Next Gen Emerging Markets Portfolio – Class IR and Next Gen Emerging Markets Portfolio – Class T (the “Liquidated Portfolio”), none of which portfolio or classes have any shares outstanding; and

(b) authorized the reduction to zero of the number of shares of common stock classified as shares of the Liquidated Portfolio.

THIRD: The reduction to zero of the number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from ninety billion five hundred million (90,500,000,000) shares of common stock to eighty-six billion five hundred million (86,500,000,000) shares of common stock.

FOURTH: As of immediately before the decrease in the number of authorized shares of common stock of the Liquidated Portfolio and the aggregate number of authorized shares of common stock of all classes of the Corporation, as set forth above, the total number of shares of common stock of all classes that the Corporation had authority to issue was ninety billion five hundred million (90,500,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of ninety million five hundred thousand dollars ($90,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class R6	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares

Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
American Resilience Portfolio – Class I	625,000,000 shares
American Resilience Portfolio – Class A	625,000,000 shares
American Resilience Portfolio – Class R6	625,000,000 shares
American Resilience Portfolio – Class C	625,000,000 shares
American Resilience Portfolio – Class IR	625,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class R6	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class R6	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class R6	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class R6	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Emerging Markets ex China Portfolio – Class I	625,000,000 shares
Emerging Markets ex China Portfolio – Class A	625,000,000 shares
Emerging Markets ex China Portfolio – Class R6	625,000,000 shares
Emerging Markets ex China Portfolio – Class C	625,000,000 shares
Emerging Markets ex China Portfolio – Class IR	625,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class R6	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class R6	500,000,000 shares
2

Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class R6	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class R6	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class R6	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class R6	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class R6	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Stars Portfolio – Class I	500,000,000 shares
Global Stars Portfolio – Class A	500,000,000 shares
Global Stars Portfolio – Class L	500,000,000 shares
Global Stars Portfolio – Class R6	500,000,000 shares
Global Stars Portfolio – Class C	500,000,000 shares
Global Stars Portfolio – Class T	500,000,000 shares
Global Stars Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class R6	500,000,000 shares
3

Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class R6	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class R6	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class R6	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class R6	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
International Resilience Portfolio – Class I	625,000,000 shares
International Resilience Portfolio – Class A	625,000,000 shares
International Resilience Portfolio – Class R6	625,000,000 shares
International Resilience Portfolio – Class C	625,000,000 shares
International Resilience Portfolio – Class IR	625,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class R6	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Passport Overseas Equity Portfolio – Class I	500,000,000 shares
Passport Overseas Equity Portfolio – Class A	1,000,000,000 shares
Passport Overseas Equity Portfolio – Class L	500,000,000 shares
4

Passport Overseas Equity Portfolio – Class R6	500,000,000 shares
Passport Overseas Equity Portfolio – Class C	500,000,000 shares
Passport Overseas Equity Portfolio – Class T	500,000,000 shares
Passport Overseas Equity Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class R6	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class R6	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
Vitality Portfolio – Class I	625,000,000 shares
Vitality Portfolio – Class A	625,000,000 shares
Vitality Portfolio – Class R6	625,000,000 shares
Vitality Portfolio – Class C	625,000,000 shares
Vitality Portfolio – Class IR	625,000,000 shares
Total	90,500,000,000 shares

FIFTH: After giving effect to the decrease in the number of authorized shares of common stock of the Liquidated Portfolio and the aggregate number of authorized shares of common stock of all classes of the Corporation, as set forth above, the total number of shares of common stock of all classes that the Corporation has authority to issue is eighty-six billion five hundred million (86,500,000,000) shares of common stock, par value $0.001 per share, having an aggregate par value of eighty-six million five hundred thousand dollars ($86,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class R6	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
American Resilience Portfolio – Class I	625,000,000 shares
American Resilience Portfolio – Class A	625,000,000 shares
American Resilience Portfolio – Class R6	625,000,000 shares
American Resilience Portfolio – Class C	625,000,000 shares
5

American Resilience Portfolio – Class IR	625,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class R6	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class R6	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class R6	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class R6	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Emerging Markets ex China Portfolio – Class I	625,000,000 shares
Emerging Markets ex China Portfolio – Class A	625,000,000 shares
Emerging Markets ex China Portfolio – Class R6	625,000,000 shares
Emerging Markets ex China Portfolio – Class C	625,000,000 shares
Emerging Markets ex China Portfolio – Class IR	625,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class R6	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class R6	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class R6	500,000,000 shares
6

Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class R6	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class R6	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class R6	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class R6	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Stars Portfolio – Class I	500,000,000 shares
Global Stars Portfolio – Class A	500,000,000 shares
Global Stars Portfolio – Class L	500,000,000 shares
Global Stars Portfolio – Class R6	500,000,000 shares
Global Stars Portfolio – Class C	500,000,000 shares
Global Stars Portfolio – Class T	500,000,000 shares
Global Stars Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class R6	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
7

Inception Portfolio – Class R6	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class R6	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class R6	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class R6	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
International Resilience Portfolio – Class I	625,000,000 shares
International Resilience Portfolio – Class A	625,000,000 shares
International Resilience Portfolio – Class R6	625,000,000 shares
International Resilience Portfolio – Class C	625,000,000 shares
International Resilience Portfolio – Class IR	625,000,000 shares
Passport Overseas Equity Portfolio – Class I	500,000,000 shares
Passport Overseas Equity Portfolio – Class A	1,000,000,000 shares
Passport Overseas Equity Portfolio – Class L	500,000,000 shares
Passport Overseas Equity Portfolio – Class R6	500,000,000 shares
Passport Overseas Equity Portfolio – Class C	500,000,000 shares
Passport Overseas Equity Portfolio – Class T	500,000,000 shares
Passport Overseas Equity Portfolio – Class IR	500,000,000 shares
Permanence Portfolio – Class I	500,000,000 shares
Permanence Portfolio – Class A	500,000,000 shares
Permanence Portfolio – Class R6	500,000,000 shares
Permanence Portfolio – Class C	500,000,000 shares
Permanence Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class R6	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
8

US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
Vitality Portfolio – Class I	625,000,000 shares
Vitality Portfolio – Class A	625,000,000 shares
Vitality Portfolio – Class R6	625,000,000 shares
Vitality Portfolio – Class C	625,000,000 shares
Vitality Portfolio – Class IR	625,000,000 shares
Total	86,500,000,000 shares

SIXTH: The number of shares of common stock of the Liquidated Portfolio, and the aggregate number of shares of common stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and attested to on its behalf by its Assistant Secretary on this 27th day of August, 2025.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
By:	/s/ Michael J. Key
Michael J. Key
Vice President

ATTEST:

/s/ Nicholas DiLorenzo
Nicholas DiLorenzo
Assistant Secretary

THE UNDERSIGNED, Vice President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Michael J. Key
Michael J. Key
Vice President
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